Exhibit 10.2

Execution Version

GUARANTY AGREEMENT

(REVOLVING CREDIT AGREEMENT)

This Guaranty Agreement dated as of January 25, 2019 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, this “Guaranty”) is executed by (a) the undersigned Persons identified on the signature pages attached hereto, and (b) each Person that becomes a “Guarantor” hereunder pursuant to the terms of Section 16 hereof (each such Person together with the Persons identified under the caption “Guarantors”  on the signature pages attached hereto, collectively, the “Guarantors” and each individually a “Guarantor”) in favor of Bank of America, N.A., as Administrative Agent (as defined in the below described Revolving Credit Agreement) for the ratable benefit of the Lender Parties (as defined in the Revolving Credit Agreement).

INTRODUCTION

A.                                    This Guaranty is entered into in connection with that certain Revolving Credit Agreement dated as of December 11, 2018 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Revolving Credit Agreement”), among the Borrower, the lenders party thereto from time to time (each individually a “Lender” and collectively the “Lenders”), Bank of America, N.A., as Administrative Agent and as Swing Line Lender, and each of Bank of America, N.A., Bank of Montreal, Royal Bank of Canada, Citibank, N.A. and Wells Fargo Bank, National Association as an L/C Issuer.

B.                                    Each Guarantor is a Subsidiary of the Borrower and will derive substantial direct and indirect benefits from the transactions contemplated by the Revolving Credit Agreement and the other Loan Documents (as defined in the Revolving Credit Agreement).

C.                                    Each Guarantor is executing and delivering, or becoming a party to, this Guaranty (i) to induce the Lenders to provide Loans under the Revolving Credit Agreement, (ii) to induce the L/C Issuers to provide Letters of Credit under the Revolving Credit Agreement, (iii) to induce the Swing Line Lender to make Swing Line Loans under the Revolving Credit Agreement, and (iv) intending it to be a legal, valid, binding, enforceable and continuing obligation of such Guarantor.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Guarantor hereby agrees as follows:

Section 1.                                           Definitions.  All capitalized terms not otherwise defined in this Guaranty that are defined in the Revolving Credit Agreement shall have the meanings assigned to such terms by the Revolving Credit Agreement.

Section 2.                                           Guaranty.

(a)                                 Each Guarantor hereby absolutely, unconditionally and irrevocably guarantees the punctual payment and performance, when due, whether at stated maturity, by acceleration or otherwise, of all Obligations (collectively, the “Guaranteed Obligations”).  Without limiting the generality of the foregoing, each Guarantor’s liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by: (i) the Borrower or any other Loan Party to the Administrative Agent, any L/C Issuer, the Swing Line Lender, or any other Lender under the Loan Documents, and (ii) the Borrower or any other Loan Party to the extent constituting Obligations, in any event, but for the fact that they are unenforceable or not allowable due to insolvency or the existence of a bankruptcy, reorganization or similar proceeding involving the Borrower or such other Loan Party.

(b)                                 Anything contained in this Guaranty to the contrary notwithstanding, the obligations of any Guarantor under this Guaranty on any date shall be limited to a maximum aggregate amount equal to the largest amount that would not, on such date, render its obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of the Bankruptcy Code of the United States or any applicable provisions of comparable laws relating to bankruptcy, insolvency, or reorganization, or relief of debtors (collectively, the “Fraudulent Transfer Laws”), but only to the extent that any Fraudulent Transfer Law has been found in a final non-appealable judgment of a court of competent jurisdiction to be applicable to such obligations as of such date, in each case:

(1)                                 after giving effect to all liabilities of each Guarantor, contingent or otherwise, that are relevant under the Fraudulent Transfer Laws, but specifically excluding:

(i)                                     any liabilities of such Guarantor in respect of intercompany indebtedness owing to the Borrower or other Affiliate of the Borrower to the extent that such indebtedness would be discharged in an amount equal to the amount paid by such Guarantor hereunder; and

(ii)                                  any liabilities of such Guarantor under this Guaranty; and

(2)                                 after giving effect as assets to the value (as determined under the applicable provisions of the Fraudulent Transfer Laws) of any rights to subrogation, reimbursement, indemnification or contribution of such Guarantor pursuant to applicable law or pursuant to the terms of any agreement.

(c)                                  This is a guaranty of payment and not of collection and the Guarantor shall make all payments hereunder without offset or counterclaim.

Section 3.                                           Guaranty Absolute.  Each Guarantor guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Loan Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any Lender Party with respect thereto.  The obligations of each Guarantor under this Guaranty are joint and several and independent of the obligations of any other Person under the Loan Documents, and a separate action or actions may be brought and prosecuted against any Guarantor to enforce this Guaranty, irrespective of whether any action is brought against the Borrower or any other Person or whether the Borrower or any other Person is joined in any such action or actions. The liability of each Guarantor under this Guaranty shall be irrevocable, absolute and unconditional irrespective of, and each Guarantor hereby irrevocably waives any defenses it may now or hereafter have in any way relating to, any or all of the following:

(a)                                 any lack of validity or enforceability of any Loan Document or any agreement or instrument relating thereto or any part of the Guaranteed Obligations being irrecoverable;

(b)                                 any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations or any other obligations of any Person under the Loan Documents or any other amendment or waiver of or any consent to departure from any Loan Document, including, without limitation, any increase in the Guaranteed Obligations resulting from the extension of additional credit to the Borrower or otherwise; provided that this clause (b) shall not limit the terms of Section 10.01 of the Revolving Credit Agreement with respect to the Borrower;

(c)                                  any taking, exchange, release or non-perfection of any collateral, or any taking, release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Guaranteed Obligations;

(d)                                 any manner of application of collateral, or proceeds thereof, to all or any of the Guaranteed Obligations, or any manner of sale or other disposition of any collateral for all or any of the Guaranteed Obligations;

(e)                                  any change, restructuring or termination of the corporate structure or existence of the Borrower, any other Loan Party, or any of their respective Subsidiaries;

(f)                                   any failure of any Lender Party to disclose to the Borrower or any other Guarantor any information relating to the business, condition (financial or otherwise), operations, properties or prospects of any Person now or in the future known to any Lender Party (and each Guarantor hereby irrevocably waives any duty on the part of any Lender Party to disclose such information);

(g)                                  any signature of any officer of the Borrower or any other Person being mechanically reproduced in facsimile or otherwise; or

(h)                                 any other circumstance or any existence of or reliance on any representation by any Lender Party that might otherwise constitute a defense available to, or a discharge of, the Borrower, any other Guarantor or any other guarantor, surety or other Person (other than Payment in Full (as defined below)).

Section 4.                                           Continuation and Reinstatement, Etc.  Each Guarantor agrees that, to the extent that payments of any of the Guaranteed Obligations are made or deemed made pursuant to set-off rights, and such payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, or otherwise required to be repaid, then to the extent of such repayment the Guaranteed Obligations shall be reinstated and continued in full force and effect as of the date such initial payment occurred.

Section 5.                                           Waivers and Acknowledgments.

(a)                                 Each Guarantor hereby waives promptness, diligence, presentment, notice of acceptance and any other notice (other than any notices required by the Loan Documents) with respect to any of the Guaranteed Obligations and this Guaranty and any requirement that any Lender Party exhaust any right or take any action against the Borrower or any other Person.

(b)                                 Each Guarantor hereby irrevocably waives any right to revoke this Guaranty, and acknowledges that this Guaranty is continuing in nature and applies to all Guaranteed Obligations, whether existing now or in the future.

(c)                                  Each Guarantor acknowledges that it will receive substantial direct and indirect benefits from the financing arrangements involving the Borrower and the other Loan Parties contemplated by the Loan Documents, and that the waivers set forth in this Guaranty are knowingly made in contemplation of such benefits.

Section 6.                                           Subrogation and Subordination.

(a)                                 Each Guarantor will not exercise any rights that it may now have or hereafter acquire against the Borrower or any other Guarantor to the extent that such rights arise from the existence, payment, performance or enforcement of such Guarantor’s obligations under this Guaranty, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of any Lender Party against the Borrower or any other Guarantor, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from the Borrower or any other Guarantor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right, unless and until the Payment in Full has occurred.  If any amount shall be paid to any Guarantor in violation of the preceding sentence at any time until the Payment in Full has occurred, such amount shall be held in trust for the benefit of the Lender Parties and shall forthwith be paid to the Administrative Agent to be credited and applied to the Guaranteed Obligations and any and all other amounts payable by any Guarantor under this Guaranty, whether matured or unmatured, in accordance with the terms of the Loan Documents.

(b)                                 Each Guarantor hereby agrees that the payment of any and all Indebtedness now or hereafter owing to such Guarantor by the Borrower or any other Guarantor (herein collectively called the “Subordinated Debt”) is and will be subordinate and junior in right of payment and enforcement to the prior payment and enforcement in full of the Guaranteed Obligations.  Whenever any Event of Default has occurred and is continuing, the Administrative Agent may, in its sole discretion, give notice to the Borrower and the other Guarantors that no payment shall be made or accepted on any Subordinated Debt, and upon receipt of such notice no Guarantor will make or receive any payment on Subordinated Debt unless and until the Payment in Full has occurred, all Events of Default are waived or cured, or the Administrative Agent consents to such payment.  In addition, whenever any Event of Default has occurred and is continuing, no Guarantor will exercise or enforce any creditors’ rights or remedies that it may have against the Borrower or any Subsidiary, or foreclose, repossess, sequester, or otherwise institute any action or proceeding (whether judicial or otherwise, including the commencement of any insolvency proceeding) to enforce any Subordinated Debt unless and until the Payment in Full has occurred, all Events of Default are waived or cured, or the Administrative Agent otherwise consents.

Section 7.                                           Representations and Warranties.  Each Guarantor hereby represents and warrants as follows:

(a)                                 Such Guarantor benefits directly or indirectly from executing this Guaranty.

(b)                                 Such Guarantor has, independently and without reliance upon any Lender Party and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Guaranty, and such Guarantor has established adequate means of obtaining from the Borrower and each other relevant Person on a continuing basis information pertaining to, and is now and on a continuing basis will be completely familiar with, the business, condition (financial and otherwise), operations, properties and prospects of the Borrower and each other relevant Person.

(c)                                  The obligations of such Guarantor under this Guaranty are the valid, binding and legally enforceable obligations of such Guarantor (except (i) as limited by applicable Debtor Relief Laws and general principles of equity which may limit the right to obtain equitable remedies (whether applied by a court of law or equity) and (ii) as to the enforceability of provisions for indemnification and the limitations thereon arising as a matter of law or public policy) and the execution and delivery of this Guaranty by such Guarantor has been duly and validly authorized in all respects by such Guarantor, and the Person who is executing and delivering this Guaranty on behalf of such Guarantor has full power, authority and legal right to so do, and to observe and perform all of the terms and conditions of this Guaranty on such Guarantor’s part to be observed or performed.

Section 8.                                           Right of Set-Off.  Upon the occurrence and during the continuance of any Event of Default, any Lender or the Administrative Agent, any L/C Issuer, the Swing Line Lender and any other Lender Party is hereby authorized at any time, to the fullest extent permitted by law, to set off and apply any deposits (general or special (except trust and escrow accounts), time or demand, provisional or final) and other indebtedness owing by such Lender Party to the account of any Guarantor against any and all of the obligations of any Guarantor under this Guaranty, irrespective of whether or not such Lender Party shall have made any demand under this Guaranty and although such obligations may be contingent and unmatured.  Such Lender Party shall promptly notify any Guarantor after any such set-off and application is made, provided that the failure to give such notice shall not affect the validity of such set-off and application.  The rights of the Lender Parties under this Section 8 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which any Lender Party may have.

Section 9.                                           Amendments, Etc.  No amendment or waiver of any provision of this Guaranty and no consent to any departure by any Guarantor therefrom shall in any event be effective, except in accordance with Section 10.01 of the Revolving Credit Agreement, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

Section 10.                                    Notices, Etc.  All notices and other communications provided for hereunder shall be given and become effective as provided in Section 10.02 of the Revolving Credit Agreement and shall be sent (a) if to any Guarantor, to such Guarantor at the address of the Borrower specified in or pursuant to the Revolving Credit Agreement and (b) if to the Administrative Agent, any L/C Issuer, the Swing Line Lender, or any Lender, at its address specified in or pursuant to the Revolving Credit Agreement.

Section 11.                                    No Waiver: Remedies.  No failure on the part of the Administrative Agent or any other Lender Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies herein provided are cumulative and not exclusive of any other rights, powers, privileges or remedies provided by law or in equity or under any other instrument, document or agreement now existing or hereafter arising.

Section 12.                                    Continuing Guaranty: Assignments under the Revolving Credit Agreement.  There are no conditions precedent to the effectiveness of this Guaranty. This Guaranty is a continuing guaranty and shall:

(a)                                 remain in full force and effect, except with respect to any Guarantor released from its obligations hereunder pursuant to Section 10.01(g) of the Revolving Credit Agreement, until all Guaranteed Obligations (other than (i) L/C Obligations from undrawn and outstanding Letters of Credit and (ii) contingent reimbursement or indemnification obligations for which no claim has been made) are paid in full in immediately available funds and the Commitments are terminated, and any L/C Obligations (other than Unreimbursed Amounts) have been Cash Collateralized in accordance with the Revolving Credit Agreement (or other arrangements satisfactory to the applicable L/C Issuer with respect thereto have been made) (“Payment in Full”).  Notwithstanding the foregoing, in the event that any payment by or on behalf of the Borrower or any Guarantor is made, or any Lender Party exercises its right of setoff, in respect of the Guaranteed Obligations and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by any Lender Party in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Laws or otherwise, this Guaranty shall be automatically revived and reinstated in full force and effect in respect of the amount of such payment or proceeds, all as if such payment had not been made or such setoff had not occurred and whether or not such Lender Party is in possession of or has released this Guaranty and regardless of any prior revocation, rescission, termination or reduction.  The obligations of each Guarantor under this paragraph shall survive termination of this Guaranty;

(b)                                 be binding upon each Guarantor and its successors and assigns; and

(c)                                  inure to the benefit of and be enforceable by the Administrative Agent, each Lender, each L/C Issuer, the Swing Line Lender, and their respective successors, permitted transferees and permitted assigns, provided that, notwithstanding anything contained in this Guaranty to the contrary, no beneficiary of this Guaranty other than the Administrative Agent shall have any right individually to enforce this Guaranty, it being understood and agreed that all powers, rights and remedies hereunder may be exercised solely by the Administrative Agent on behalf of the beneficiaries hereof in accordance with the terms hereof.  By accepting the benefit of this Guaranty, each such beneficiary agrees to the terms of this subsection (c).

Without limiting the generality of the foregoing clause (c), subject to Section 10.06 of the Revolving Credit Agreement, any Lender Party may assign or otherwise transfer all or any portion of its rights and obligations under the Revolving Credit Agreement to the extent permitted thereby (including, without limitation, all or any portion of its Commitment, the Loans owing to it and the Note or Notes held by it) to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise, subject, however, in all respects to the provisions of the Revolving Credit Agreement.  Each Guarantor acknowledges that upon any Person becoming a Lender, the Administrative Agent, an L/C Issuer, or the Swing Line Lender in accordance with the Revolving Credit Agreement, such Person shall be entitled to the benefits hereof.

Section 13.                                    Incorporation by Reference.  This Guaranty hereby incorporates by reference the provisions of Section 3.01(a) and (g) of the Revolving Credit Agreement.

Section 14.                                    GOVERNING LAW; JURISDICTION; CONSENT TO SERVICE OF PROCESS; WAIVER OF JURY TRIAL.

(a)                                 GOVERNING LAW.  THIS GUARANTY AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS GUARANTY AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(b)                                 SUBMISSION TO JURISDICTION.  EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, BOROUGH OF MANHATTAN, AND ANY APPELLATE COURT FROM ANY THEREOF IN ANY ACTION, LITIGATION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT.  EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION, LITIGATION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.  NOTHING IN THIS GUARANTY OR IN ANY OTHER LOAN DOCUMENT SHALL

AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT, ANY LENDER, THE L/C ISSUER, OR ANY OF THEIR RESPECTIVE AFFILIATES MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT AGAINST ANY OTHER PARTY HERETO OR THERETO, ANY GUARANTOR OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(c)                                  WAIVER OF VENUE.  EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION 14.  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(d)                                 SERVICE OF PROCESS. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 10.  NOTHING IN THIS GUARANTY WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

(e)                                  WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS GUARANTY AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

Section 15.                                    INDEMNIFICATION.  TO THE EXTENT THAT THE BORROWER WOULD BE REQUIRED TO DO SO PURSUANT TO SECTION 10.04 OF THE REVOLVING CREDIT AGREEMENT, EACH GUARANTOR SHALL INDEMNIFY THE INDEMNITEES AGAINST, AND HOLD EACH INDEMNITEE HARMLESS FROM, ANY AND ALL LOSSES, CLAIMS, DAMAGES, LIABILITIES, SETTLEMENT COSTS, AND RELATED EXPENSES (INCLUDING THE REASONABLE FEES, CHARGES AND DISBURSEMENTS OF ANY COUNSEL FOR THE INDEMNITEES), INCURRED BY ANY INDEMNITEE OR ASSERTED AGAINST ANY INDEMNITEE BY ANY PERSON (INCLUDING THE BORROWER OR ANY OTHER GUARANTOR) OTHER THAN SUCH INDEMNITEE AND ITS RELATED PARTIES ARISING OUT OF, IN CONNECTION WITH, OR AS A RESULT OF (A) THE EXECUTION OR DELIVERY OF THIS GUARANTY, ANY OTHER LOAN DOCUMENT, OR ANY AGREEMENT OR INSTRUMENT CONTEMPLATED HEREBY OR THEREBY, THE PERFORMANCE BY THE PARTIES HERETO OF THEIR RESPECTIVE OBLIGATIONS HEREUNDER OR THEREUNDER, THE CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, OR, IN THE CASE OF THE ADMINISTRATIVE

AGENT (AND ANY SUB-AGENT THEREOF) AND ITS RELATED PARTIES ONLY, THE ADMINISTRATION OF THIS GUARANTY AND THE OTHER LOAN DOCUMENTS, (B) ANY LOAN OR LETTER OF CREDIT OR THE USE OR PROPOSED USE OF THE PROCEEDS THEREFROM (INCLUDING ANY REFUSAL BY ANY L/C ISSUER TO HONOR A DEMAND FOR PAYMENT UNDER A LETTER OF CREDIT IF THE DOCUMENTS PRESENTED IN CONNECTION WITH SUCH DEMAND DO NOT STRICTLY COMPLY WITH THE TERMS OF SUCH LETTER OF CREDIT), (C) ANY ACTUAL OR ALLEGED PRESENCE OR RELEASE OF HAZARDOUS MATERIALS ON OR FROM ANY PROPERTY OWNED OR OPERATED BY ANY GUARANTOR, THE BORROWER, OR ANY OF ITS SUBSIDIARIES, OR ANY ENVIRONMENTAL LIABILITY RELATED IN ANY WAY TO ANY GUARANTOR, THE BORROWER, OR ANY OF ITS SUBSIDIARIES, OR (D) ANY ACTUAL OR PROSPECTIVE CLAIM, LITIGATION, INVESTIGATION OR PROCEEDING RELATING TO ANY OF THE FOREGOING, WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY, WHETHER BROUGHT BY A THIRD PARTY OR BY THE BORROWER OR ANY OTHER GUARANTOR, AND REGARDLESS OF WHETHER ANY INDEMNITEE IS A PARTY THERETO, IN ALL CASES, WHETHER OR NOT CAUSED BY OR ARISING, IN WHOLE OR IN PART, OUT OF THE COMPARATIVE, CONTRIBUTORY OR SOLE NEGLIGENCE OF THE INDEMNITEE; PROVIDED THAT (A) SUCH INDEMNITY SHALL NOT, AS TO ANY INDEMNITEE, BE AVAILABLE TO THE EXTENT THAT SUCH LOSSES, CLAIMS, DAMAGES, LIABILITIES OR RELATED EXPENSES ARE DETERMINED BY A COURT OF COMPETENT JURISDICTION BY FINAL AND NONAPPEALABLE JUDGMENT TO HAVE RESULTED FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH INDEMNITEE OR A BREACH IN BAD FAITH BY AN INDEMNITEE OF ITS OBLIGATIONS UNDER THE LOAN DOCUMENTS, AND (B) SUCH FEES, CHARGES AND DISBURSEMENTS OF COUNSEL SHALL BE LIMITED TO A SINGLE FIRM OF COUNSEL FOR ALL THE INDEMNITEES AND, IF REASONABLY NECESSARY, A SINGLE FIRM OF LOCAL OR REGULATORY COUNSEL IN EACH APPROPRIATE JURISDICTION AND A SINGLE FIRM OF SPECIAL COUNSEL FOR EACH RELEVANT SPECIALTY, IN EACH CASE FOR ALL SUCH INDEMNITEES, AND, SOLELY IN THE CASE OF AN ACTUAL OR PERCEIVED CONFLICT OF INTEREST, WHERE THE INDEMNITEE AFFECTED BY SUCH CONFLICT INFORMS THE BORROWER OF SUCH CONFLICT, ONE ADDITIONAL FIRM OF COUNSEL IN EACH RELEVANT JURISDICTION FOR THE AFFECTED INDEMNITEE SIMILARLY SITUATED.  THIS SECTION 15 SHALL NOT APPLY WITH RESPECT TO TAXES OTHER THAN ANY TAXES THAT REPRESENT LOSSES, CLAIMS, DAMAGES, ETC. ARISING FROM ANY NON-TAX CLAIM.

TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, NO GUARANTOR OR INDEMNITEE SHALL ASSERT, AND EACH GUARANTOR AND INDEMNITEE HEREBY WAIVES, AND ACKNOWLEDGES THAT NONE OF ITS AFFILIATES SHALL HAVE, ANY CLAIM AGAINST ANY GUARANTOR OR ANY INDEMNITEE, ON ANY THEORY OF LIABILITY, FOR SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES (AS OPPOSED TO DIRECT OR ACTUAL DAMAGES) ARISING OUT OF, IN CONNECTION WITH, OR AS A RESULT OF, THIS GUARANTY, ANY OTHER LOAN DOCUMENT OR ANY AGREEMENT OR INSTRUMENT CONTEMPLATED HEREBY, THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, ANY LOAN OR LETTER OF CREDIT OR THE USE OF THE PROCEEDS THEREOF; PROVIDED THAT NOTHING CONTAINED IN THIS SENTENCE SHALL LIMIT THE SUCH GUARANTOR’S INDEMNIFICATION OBLIGATIONS TO THE EXTENT SUCH SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES ARE INCLUDED IN ANY THIRD PARTY CLAIM IN CONNECTION WITH WHICH ANY INDEMNITEE IS OTHERWISE ENTITLED TO INDEMNIFICATION IN THE PARAGRAPH ABOVE.  NO INDEMNITEE SHALL BE LIABLE FOR ANY DAMAGES

ARISING FROM THE USE BY UNINTENDED RECIPIENTS OF ANY INFORMATION OR OTHER MATERIALS DISTRIBUTED TO SUCH UNINTENDED RECIPIENTS BY SUCH INDEMNITEE THROUGH TELECOMMUNICATIONS, ELECTRONIC OR OTHER INFORMATION TRANSMISSION SYSTEMS IN CONNECTION WITH THIS GUARANTY OR THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY OTHER THAN FOR DIRECT OR ACTUAL DAMAGES RESULTING FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH INDEMNITEE OR THE BREACH IN BAD FAITH OF SUCH INDEMNITEE OF ITS OBLIGATIONS HEREUNDER OR THEREUNDER AS DETERMINED BY A FINAL AND NONAPPEALABLE JUDGMENT OF A COURT OF COMPETENT JURISDICTION.

ALL AMOUNTS DUE UNDER THIS SECTION 15 SHALL BE PAYABLE NOT LATER THAN TEN BUSINESS DAYS AFTER DEMAND THEREFOR.  THE AGREEMENTS IN THIS SECTION 15 SHALL SURVIVE THE RESIGNATION OF THE ADMINISTRATIVE AGENT, ANY L/C ISSUER AND THE SWING LINE LENDER, THE REPLACEMENT OF ANY LENDER, THE TERMINATION OF THE AGGREGATE COMMITMENTS, THE TERMINATION OF ANY LOAN DOCUMENT, AND THE REPAYMENT, SATISFACTION OR DISCHARGE OF ALL THE OTHER GUARANTEED OBLIGATIONS.

Section 16.                                    Additional Guarantors.  Upon the execution and delivery by any other Person of a Guaranty Supplement in substantially the form of Exhibit A attached hereto (each, a “Guaranty Supplement”), such Person shall become a Guarantor hereunder with the same force and effect as if originally named as a Guarantor herein.  The execution and delivery of any Guaranty Supplement shall not require the consent of any other Guarantor hereunder.  The rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor as a party to this Guaranty.

Section 17.                                    Severability.  If any provision of this Guaranty is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Guaranty shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 18.                                    Counterparts. This Guaranty may be executed in counterparts (and by different parties hereto in different counterparts), each of which, when so executed (and any copy of an executed counterpart that is an electronic record), shall constitute an original, and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Guaranty by facsimile or other electronic imaging means (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Guaranty.

Section 19.                                    NOTICE OF FINAL AGREEMENTS.  THIS GUARANTY AND THE LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

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Each Guarantor has caused this Guaranty to be duly executed as of the date first above written.

GUARANTORS:

ENLINK MIDSTREAM PARTNERS, LP

By: EnLink Midstream GP, LLC, its general partner

By:	/s/ Eric D. Batchelder
Name:	Eric D. Batchelder
Title:	Executive Vice President and Chief Financial Officer

Signature Page to Guaranty Agreement (Revolving Credit Agreement)

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Don B. Pinzon
Name:	Don B. Pinzon
Title:	Vice President

Signature Page to Guaranty Agreement (Revolving Credit Agreement)

Exhibit A to

Guaranty Agreement

Guaranty Supplement No.

(Revolving Credit Agreement)

THIS GUARANTY SUPPLEMENT NO.     (this “Guaranty Supplement”) is made as of                    , to the Guaranty Agreement (Revolving Credit Agreement) dated as of January 25, 2019 (such agreement, together with all amendments, restatements, other modifications and Guaranty Supplements (as such term is defined therein), the “Guaranty”), executed by EnLink Midstream Partners, LP, a Delaware limited partnership, as the initial signatory thereto and each other Person who from time to time thereafter became a party thereto pursuant to Section 16 thereof (each, individually, a “Guarantor” and, collectively, the “Guarantors”), in favor of Administrative Agent (as defined in the Guaranty) for the benefit of the Lender Parties (as used in the Guaranty).

BACKGROUND.

Capitalized terms not otherwise defined herein have the meaning specified in the Guaranty.  The Guaranty provides that additional parties may become Guarantors under the Guaranty by execution and delivery of this Guaranty Supplement to the Administrative Agent.  Pursuant to the provisions of Section 16 of the Guaranty, the undersigned is becoming a Guarantor under the Guaranty.  The undersigned desires to become a Guarantor under the Guaranty in order to induce the Lender Parties to continue to make credit extensions and financial accommodations under the Revolving Credit Agreement.

AGREEMENT.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned hereby agrees as follows:

SECTION 1.                            In accordance with the Guaranty, the undersigned hereby becomes a Guarantor under the Guaranty with the same force and effect as if it were an original signatory thereto as a Guarantor and the undersigned hereby (a) agrees to all the terms and provisions of the Guaranty applicable to it as a Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Guarantor thereunder are true and correct on and as of the date hereof.  Each reference to a “Guarantor” in the Guaranty shall be deemed to include the undersigned.

SECTION 2.                            Except as expressly supplemented hereby, the Guaranty shall remain in full force and effect in accordance with its terms.

SECTION 3.                            THIS GUARANTY SUPPLEMENT, THE GUARANTY AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS GUARANTY SUPPLEMENT AND/OR THE GUARANTY AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 4.                            This Guaranty Supplement hereby incorporates by reference Section 14 of the Guaranty, which Section is deemed to be a part hereof, and this Guaranty Supplement shall be deemed to be a part of the Guaranty.

Exhibit A to Guaranty Agreement (Revolving Credit Agreement)

SECTION 5.                            This Guaranty Supplement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.  Executed counterpart signature pages delivered by facsimile or as an attachment to electronic mail shall be deemed to be an original.

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Exhibit A to Guaranty Agreement

EXECUTED as of the date above first written.

[GUARANTOR]

By:
Print Name:
Print Title:

ACCEPTED BY:

BANK OF AMERICA, N.A., as Administrative Agent

By:
Print Name:
Print Title:

Exhibit A to Guaranty Agreement